UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2008
ALEXZA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51820	77-0567768

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Alexza Pharmaceuticals, Inc.
2091 Stierlin Court
Mountain View, California	94043

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (650) 944-7000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD
Item 7.01. Regulation FD Disclosure.
     On June 9, 2008, Alexza Pharmaceuticals, Inc. (“Alexza”) announced that it has completed enrollment of its first Phase 3 clinical trial with AZ-004 (Staccato® loxapine). AZ-004 is an inhalation product candidate being developed for the treatment of acute agitation in patients with schizophrenia or bipolar disorder. Alexza believes the novel, non-invasive nature and rapid pharmacokinetic (PK) properties resulting from inhaled loxapine administration via the Staccato system have the potential to make AZ-004 a viable product to treat acute agitation. AZ-004 is being developed through Symphony Allegro, a product development partnership formed between Alexza and Symphony Capital, LLC. The press release is filed as Exhibit 99.1 hereto, the contents of which are incorporated herein by reference.
     On June 9, 2008, Alexza announced preliminary results from its Phase 2a proof-of-concept clinical trial with AZ-002 (Staccato® alprazolam) in patients with panic disorder. The study did not meet its two primary endpoints, which were the effect of AZ-002 on the incidence of a doxapram-induced panic attack and the effect of AZ-002 on the duration of a doxapram-induced panic attack, both as compared with placebo. There were no serious adverse events in the clinical trial, and AZ-002 was safe and well tolerated in the study patient population. AZ-002 is being developed through Symphony Allegro, a development collaboration formed between Alexza and Symphony Capital LLC in 2006. The press release is filed as Exhibit 99.2 hereto, the contents of which are incorporated herein by reference.
     In accordance with General Instruction B.2 of Form 8-K, the information presented under this Item 7.01 and attached as Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Press Release titled “Alexza Completes Enrollment in Phase 3 Clinical Trial with AZ-004 (Staccato® Loxapine) for Acute Agitation” dated June 9, 2008.

99.2	Press Release titled “Alexza Announces Preliminary Results from its AZ-002 (Staccato® Alprazolam) Phase 2a Proof-of-Concept Trial in Patients with Panic Disorder” dated June 9, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alexza Pharmaceuticals, Inc.
Date: June 9, 2008	By:	/s/ Thomas B. King
Thomas B. King,
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release titled “Alexza Completes Enrollment in Phase 3 Clinical Trial with AZ-004 (Staccato® Loxapine) for Acute Agitation” dated June 9, 2008.

99.2	Press Release titled “Alexza Announces Preliminary Results from its AZ-002 (Staccato® Alprazolam) Phase 2a Proof-of-Concept Trial in Patients with Panic Disorder” dated June 9, 2008.